Framework Agreement with First Quantum Minerals Ltd.	12 Months Ended
Dec. 31, 2017
Framework Agreement With First Quantum Minerals Ltd.
Framework Agreement with First Quantum Minerals Ltd.

3.	FRAMEWORK AGREEMENT WITH FIRST QUANTUM MINERALS LTD.

In December 2017, the Group announced the signing of a framework agreement with First Quantum Minerals Ltd. (“First Quantum”). The framework agreement contemplates that an affiliate of First Quantum may subsequently execute an option agreement with the Group. The option agreement contemplates an option payment of US$150 million staged over four years which will entitle First Quantum to acquire the right to earn a 50% interest in the Pebble Partnership for US$1.35 billion. The option period may be extended for up to 2 years by First Quantum making payments to be agreed upon which amounts will be offset against the US$1.35 billion additional investment amount. The Group received a non-refundable early option payment of US$37,500 ($48,308) (“Non-refundable Early Option Price Installment”). The Non-refundable Early Option Price Installment is to be applied solely for the purpose of progressing the permitting of the Pebble Project.

As the entry by First Quantum into the option agreement is contingent upon the completion of due diligence, obtaining necessary regulatory approvals and the successful negotiation of the final form of the option agreement and associated commercial agreements, the Group has recorded the Non-refundable Early Option Price Installment as a non-current payable.